Exhibit 99.1

 February 2022

 This presentation contains statements regarding management’s expectations and objectives for future periods as well as forecasts and estimates regarding PG&E Corporation’s and Pacific Gas and Electric Company’s (the “Utility”) Wildfire Mitigation Plans, non-GAAP core EPS, future dividends, rate base projections and expense reduction forecasts. These statements and other statements that are not purely historical constitute forward-looking statements that are necessarily subject to various risks and uncertainties. Actual results may differ materially from those described in forward-looking statements. PG&E Corporation and the Utility are not able to predict all the factors that may affect future results. Factors that could cause actual results to differ materially include, but are not limited to, risks and uncertainties associated with:wildfires that have occurred in the Utility’s territory, including the extent of the Utility’s liability in connection with the 2019 Kincade fire, the 2020 Zogg fire, the 2021 Dixie fire (including the outcomes of the criminal complaints filed in connection with the 2019 Kincade fire and the 2020 Zogg fire), and future wildfires; the Utility’s ability to recover wildfire-related costs, including costs for the 2021 Dixie fire, from the Wildfire Fund (including the Utility’s maintenance of a valid safety certificate and whether the Wildfire Fund has sufficient remaining funds) and through the WEMA and FERC TO rate cases; and the timing of insurance recoveries;the Utility’s implementation of its wildfire mitigation initiatives, including the Public Safety Power Shutoff program and the undergrounding initiative, and the initiatives’ effectiveness;the Utility’s ability to safely and reliably operate, maintain, construct and decommission its facilities;the Utility’s ability to obtain wildfire insurance at a reasonable cost in the future, or at all; the adequacy of insurance coverage and scope of limitations; the ability to obtain recovery of insurance premiums; and the timing and extent of insurance recoveries;changes in the electric power and gas industries driven by technological advancements and a decarbonized economy;a cyber incident, cyber security breach, severe natural event or physical attack;severe weather conditions, extended drought, and climate change, particularly their impact on the likelihood and severity of wildfires;the impact of legislative and regulatory developments, including those regarding wildfires, the environment, California’s clean energy goals, the nuclear industry, regulation of utilities and their holding companies, and taxes;the timing and outcome of FERC and CPUC ratemaking, cost recovery, and future cost of capital proceedings;the outcome of self-reports, investigations or other enforcement actions, including the EOEP and other enforcement proceedings;PG&E Corporation and the Utility’s substantial indebtedness, which may adversely affect their financial health and limit their operating flexibility;the ability of PG&E Corporation and the Utility to finance through securitization up to $2.4 billion of fire risk mitigation capital expenditures that were or will be incurred by the Utility and $7.5 billion of costs related to the 2017 Northern California wildfires;the timing and outcome of PG&E Corporation’s and the Utility’s litigation, including unresolved claims from the Chapter 11 proceedings, securities class action claims, wildfire-related litigation, and appeals of the Confirmation Order;future substantial sales of shares of common stock of PG&E Corporation by existing shareholders, including the Fire Victim Trust;the Utility’s ability to retain or contract for the workforce to execute its wildfire mitigation initiatives; the Utility’s ability to control operating costs, timely recover costs through rates and achieve projected savings, and the extent to which it incurs unrecoverable costs that are higher than forecasted;tax treatment of certain assets and liabilities, including whether PG&E Corporation or the Utility undergoes an “ownership change” that limits certain tax attributes;the impact of growing distributed and renewable generation resources, and changing customer demand for its natural gas and electric services; andthe other factors disclosed in PG&E Corporation and the Utility’s joint annual report on Form 10-K for the year ended December 31, 2021 (the “Form 10-K”) and other reports filed with the SEC, which are available on PG&E Corporation’s website at www.pgecorp.com and on the SEC website at www.sec.gov. Undefined, capitalized terms have the meanings set forth in the Form 10-K. Unless otherwise indicated, the statements in this presentation are made as of February 16, 2022.  PG&E Corporation and the Utility undertake no obligation to update information contained herein. This presentation was attached to PG&E Corporation and the Utility’s joint current report on Form 8-K that was furnished to the SEC on February 16, 2022 and is also available on PG&E Corporation’s website at www.pgecorp.com.  Forward-Looking Statements

 Five-Year Value Proposition  Better for Customer and Investors  Non-GAAP Core EPS1 (CAGR)  2022-2024  2025-2026      10%              Non-GAAP Core EPS Growth  At least 10%  At least 9%  At least 9%  Dividend  Eligibility reached mid-20232       Annual Non-GAAP Core EPS Growth & Dividend Yield  At least 10%  At least 10%            Rate Base Growth (CAGR)3  9%              O&M Cost Reduction (Non-Fuel)4  2% Annually              FFO/Debt5  Mid-to-high teens by 2024

Improved Wildfire Risk Mitigation

Near-Term: EPSS Reduces Risk Today
Long-Term: Undergrounding Mitigates Risk and Replaces Expense with Capital



Target Miles Per Year
1,400
1,200
1,000
800
600
400
200
0
70
175
400
800
1,000
1,200
2021 Actual
2022
2023
2024
2025
2026

100% Planning to **Expand EPSS** to all distribution line miles in high fire threat districts

80% **Decrease** in CPUC reportable ignitions across 169 circuits (~11,000 miles) where EPSS was first implemented

Based on 2021 actuals relative to most recent three-year average for July 28-October 20

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Better Protections for Today and Tomorrow

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Appendix

 Table of Contents        Appendix 1  Presentation Endnotes  Slide 7  Appendix 2   Use of Non-GAAP Financial Measures  Slide 8

 Slide 3: Five-Year Value PropositionRefers to non-GAAP core earnings per share.  Non-GAAP core earnings per share is not calculated in accordance with GAAP and excludes non-core items. See Appendix 2 for the use of non-GAAP financial measures. Pursuant to the Confirmation Order, PG&E Corporation agreed to not pay common dividends until it has recognized $6.2 billion in non-GAAP core earnings after the Plan effective date. Subject to the foregoing restriction, any decision to declare and pay dividends in the future will be made at the discretion of the Board of Directors and will depend on, among other things, PG&E Corporation’s results of operations, financial condition, cash requirements, contractual restrictions, and other factors that the Board of Directors may deem relevant.In accordance with AB1054, $3.21 billion of fire risk mitigation capital expenditures will be excluded from the Utility's equity rate base.2% reduction calculated based on the prior year's operating and maintenance costs, excluding fuel costs. Reductions will be redeployed for capital projects. The Utility’s cost reduction strategies include increased efficiency driven by implementing the Lean operating system, improving its work management, identifying additional opportunities to convert expenses to capital expenditures, and an improved organizational design. Factors that may cause the Utility’s actual results to differ materially from its forecasts include whether the Utility can control its operating costs within the authorized levels of spending and timely recover its costs through rates; whether the Utility can continue implementing a streamlined organizational structure and achieve projected savings; the extent to which the Utility incurs unrecoverable costs that are higher than the forecasts of such costs; and changes in cost forecasts or the scope and timing of planned work resulting from changes in customer demand for electricity and natural gas or other reasons. As calculated according to S&P Global’s methodology.  Appendix 1: Presentation Endnotes

Appendix 2: Use of Non-GAAP Financial Measures  PG&E Corporation and Pacific Gas and Electric Company: Use of Non-GAAP Financial MeasuresPG&E Corporation discloses historical financial results and provides guidance based on “non-GAAP core earnings” and “non-GAAP core EPS” in order to provide a measure that allows investors to compare the underlying financial performance of the business from one period to another, exclusive of non-core items.“Non-GAAP core earnings” is a non-GAAP financial measure and is calculated as income available for common shareholders less non-core items. “Non-core items” include items that management does not consider representative of ongoing earnings and affect comparability of financial results between periods. “Non-GAAP core EPS,” also referred to as “non-GAAP core earnings per share,” is a non-GAAP financial measure and is calculated as non-GAAP core earnings divided by common shares outstanding (taken on a basic basis in the event of a GAAP loss and a diluted basis in the event of a GAAP gain). PG&E Corporation and the Utility use non-GAAP core earnings and non-GAAP core EPS to understand and compare operating results across reporting periods for various purposes including internal budgeting and forecasting, short- and long-term operating planning, and employee incentive compensation. PG&E Corporation and the Utility believe that non-GAAP core earnings and non-GAAP core EPS provide additional insight into the underlying trends of the business, allowing for a better comparison against historical results and expectations for future performance. With respect to our projection of non-GAAP core EPS for the years 2022-2026, we are not providing a reconciliation to the corresponding GAAP measures because we are unable to predict with reasonable certainty the reconciling items that may affect GAAP net income without unreasonable effort. The reconciling items are primarily due to the future impact of wildfire-related costs, timing of regulatory recoveries, special tax items, and investigation remedies. These reconciling items are uncertain, depend on various factors and could significantly impact, either individually or in the aggregate, the GAAP measures. Non-GAAP core earnings and non-GAAP core EPS are not substitutes or alternatives for GAAP measures such as consolidated income available for common shareholders and may not be comparable to similarly titled measures used by other companies.